The Rupay-Barrington Growth Fund
Report from Jill Travis, Portfolio Manager


Dear Shareholders:

The Rupay-Barrington Growth Fund returned 16.95% for the first half of 1999 vs. 12.4% for the S&P 500 Index, outperforming its benchmark. The average growth fund returned 11.6% and the average general stock fund returned 11.0% for the same time period. The S&P 500 Index has outperformed the average general stock fund for the past five years. Large capitalization growth funds led the market during the 1st quarter and small company value funds led the 2nd quarter. The broadening of the market away from the 50 dominant S&P 500 stocks is bullish.

The Rupay-Barrington Growth Fund invests in companies that are rapidly growing their earnings and revenues. The primary focus is on companies that are outperforming the S&P 500 and their respective industries. These industry leaders dominate their markets, have excellent management teams and are poised to move forward in the new millennium. Companies that are part of the new technology based economy are given preference over those of the old mass production or even older industrial based economy.

It is important that investors take a long-term approach and stay the course through the inevitable ups and downs of the market. Investors can expect continual volatility as the market responds to the possibility of additional rate increases by the Federal Reserve. The economy is strong, interest rates are low, inflation is low, and the baby boomers will continue to be the driving presence in the market through 2008 due to the size of their population base.


Sincerely,
Jill Travis, CFP
Portfolio Manager
July 30, 1999

Rupay-Barrington Growth Fund

                          Schedule of Portfolio Investments
                                         June 30, 1999
   Number                                 (Unaudited)
     of                                                               Market
   Shares                 Security                                    Value
-------------             ------------------------------------------------------
                          COMMON STOCK:              79.70%

                          BIOTECHNOLOGY:             12.93%
         300              Amgen Inc.                                  $18,262
         600              Andrx*                                       46,275
         600              Biogen Inc.*                                 38,588
         200              Meddimune Inc.*                              13,550
                                                              ------------------
                                                              ------------------
                                                                      116,675
                                                              ------------------
                          BANKS-MAJOR REGIONAL:        0.93%
         300              Firstar Corp*                                 8,400
                                                              ------------------

                          BROADCAST-MEDIA:             2.55%
         400              CNet Inc.*                                   23,050
                                                              ------------------

                          COMPUTERS-HARDWARE:          3.34%
         300              Hewlett Packard Co.                          30,150
                                                              ------------------

                          COMPUTERS-NETWORKING:        4.29%
         600              Cisco*                                       38,700
                                                              ------------------

                          COMPUTER-PERIPHERAL:         4.27%
         700              EMC Corp*                                    38,500
                                                              ------------------

                          COMPUTER-SOFTWARE/SERVICES: 11.57%
         200              Adobe Systems Inc.                           16,431
         200              America On Line                              22,100
         500              Compuware Corp*                              15,906
         400              Microsoft Corp*                              36,075
         300              Novell Inc.*                                  7,950
         200              Open Text Corp*                               5,999
                                                              ------------------
                                                                      104,461
                                                              ------------------
                          COMMUNICATIONS EQUIPMENT:    3.63%
         200              DSP Communications*                           5,774
         200              Lucent Technologies                          13,488
         200              Tellabs Inc.*                                13,513
                                                              ------------------
                                                              ------------------
                                                                       32,775
                                                              ------------------
                          DRUGS:                      1.78%
         500              Chirex*                                      16,063
                                                              ------------------

                          ELECTRICAL EQUIPMENT:       1.48%
         200              Solectron*                                   13,338
                                                              ------------------

                          ELECTRONICS-INSTRUMENTS:    2.85%
         100              Check Free Holdings*                         2,756
         200              PE Corp PE Bio                              22,950
                                                              ------------------
                                                              ------------------
                                                                      25,706
                                                              ------------------
                   ELECTRONICS/SEMI-CONDUCTORS:6.01%
         200              Altera Corp*                                 7,362
         300              Intel Corp                                  17,850
         200              Texas Instruments                           29,000
                                                              ------------------
                                                              ------------------
                                                                      54,212
                                                              ------------------

                          ENTERTAINMENT:              0.20%
         100              Visual Data Corp*                            1,825
                                                              ------------------

                          EQUIPMENT/SEMI-CONDUCTORS:  2.46%
         300              Applied Materials*                          22,163
                                                              ------------------

                          FOOTWEAR:                   1.03%
         200              K Swiss Class A                              9,300
                                                              ------------------

                          GAMING & LOTTERY:           0.10%
         100              Argosy Gaming*                                 881
                                                              ------------------

                          INVESTMENT BANKING/BROKERAGE:2.99%
         100              Charles Schwab Corp.                        10,988
         400              E*Trade Group*                              15,975
                                                              ------------------
                                                              ------------------
                                                                      26,963
                                                              ------------------

                          MEDICAL SUPPLIES:           2.16%
         400              Xomed Surgical*                             19,475
                                                              ------------------
                                                              ------------------

                          RESTAURANT:                 1.37%
         300              McDonald's Corp                             12,394
                                                              ------------------

                          RETAIL:                     6.08%
         400              Abercrombie & Fitch*                        19,200
         150              Gap Inc                                      7,556
         100              Childrens Place*                             4,050
         500              Walmart                                     24,125
                                                              ------------------
                                                              ------------------
                                                                      54,931
                                                              ------------------

                          TELECOM-LONG DISTANCE:      7.68%
         200              Cent Cellular*                               7,125
         400              MCI WorldCom Inc.*                          34,500
         200              Qwest Communications Int'l*                  6,613
         400              Sprint                                      21,200
                                                              ------------------
                                                              ------------------
                                                                      69,438
                                                              ------------------
                    TOTAL COMMON STOCK:                              719,400
                                                              ------------------
                     (Cost: $657,968)

    Principal
    Amount
-
    $150,014              SHORT TERM INVESTMENTS:   16.62%
                          Firstar Treasury
                          (Cost: $150,014)                          150,014
                                                              ------------------

                          TOTAL INVESTMENTS:
                          (Cost: $807,982)**        96.32%         $869,414
                          Other assets, net          3.68%           33,234
                                                           ------------------
                                                ===============================
                          NET ASSETS               100.00%         $902,648
                                                ===============================


*Non-income producing security
**Cost for Federal income tax purpose is $807,982 and net unrealized appreciation consists of:

                          Gross unrealized appreciation              $65,927
                          Gross unrealized depreciation               (4,495)
                                                             ------------------
                                                             ==================
                          Net unrealized appreciation                 $61,432
                                                             ==================


See Notes to Financial Statements


RUPAY-BARRINGTON GROWTH FUND

Statement of Assets and Liabilities
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
ASSETS
Investments at value (Identified cost of $807,982)(Notes 1 & 3)        $869,414

Dividends and interest receivable                                          3601
Due from investment advisor                                              30,674
                                                                 --------------
                      TOTAL ASSETS                                      903,689
                                                                 --------------

LIABILITIES
Accrued expenses                                                         1,041
                                                                  --------------


NET ASSETS                                                             $902,648
                                                                  ==============


NET ASSET VALUE  AND REDEMPTION
 PRICE PER SHARE ($902,648/72,689 shares outstanding)                    $12.42
                                                                 ==============

OFFERING PRICE ($12.42x100/95.50)                                        $13.01
                                                                  ==============


At June 30, 1999 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:

 Paid in capital                                                       $817,548
 Accumulated undistributed net investment income loss                    (2,485)
 Accumulated undistributed realized gain on investments                  26,153
 Net unrealized appreciation on investments                              61,432
                                                                   -------------
NET ASSETS                                                             $902,648
                                                                   =============

See Notes to Financial Statements





RUPAY-BARRINGTON GROWTH FUND
Statement of Operations
Six months ended June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME
Income:
  Dividends                                 $272
  Interest                                 2,677
                                   -------------------
     Total income                                                   $2,949
                                                              ----------------


Expenses:
 Investment management
   fees (Note 2)                           2,350
 Recordkeeping and administration
   services (Note 2)                       7,438
 Transfer agent fees (Note 2)              4,191
 Shareholder servicing and reporting         440
 Distribution fees                         1,028
 Accounting fees (Note 3)                  6,888
 Audit fees                                4,000
 Registration fees                           733
 Custodian fees (Note 3)                   2,263
                                     -------------------

Total expenses                                                        29,331
 Expenses reimbursed or waived                                       (23,623)
 Custody fee credits (Note 3)                                           (274)
                                                                ----------------
                                                                ----------------
                                                                       5,434
                                                                ----------------
Investment loss                                                       (2,485)
                                                                ----------------

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS

  Net realized appreciation on investments                             26,153
  Net unrealized appreciation on investments                           50,382
                                                                ----------------
                                                                ----------------
  Net gain on investments                                              76,535
                                                                ----------------

  Net increase in net assets
    resulting from operations                                         $74,050
                                                                ================



See Notes to Financial Statements




RUPAY-BARRINGTON GROWTH FUND
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                 Six months ended                August 14,1998*
                                   June 30, 1999                   December 31,
                                    (Unaudited)                       1998
                                     ----------------------      -------------

OPERATIONS
 Net investment income (loss)              ($2,485)                        $494
 Net realized gain on investments            26,153
 Net change in unrealized
   appreciation on investments               50,382                      11,050
                                     ---------------               -------------
  Net increase
   in net assets resulting
   from operations                           74,050                      11,544

DISTRIBUTION TO
SHAREHOLDERS FROM:
 Net investment income                            -                       (506)
  ($-, and $.03 per share)

CAPITAL SHARE TRANSACTIONS
 Net increase in
  net assets resulting
  from capital share
  transactions**                            632,656                     184,904
                                     ---------------               -------------
  Net increase
   in net assets                            706,706                     195,942
  Net assets at
   beginning of period                      195,942                           -
                                     ---------------               -------------

NET ASSETS at end of period                $902,648                    $195,942
                                     ===============               =============

**A summary of capital share transactions follows:


                       Six months ended
                       Period ended                       August 14, 1998*
                       June 30, 1999                             to
                          (Unaudited)                     December 31, 1998
                       ---------------------------------------------------------

                          Shares            Value      Shares             Value
                       -----------------------------------------   -------------

Shares sold              56,222            $659,944     18,407        $184,398
Shares
 reinvested
 from distributions         -                    -          48             506
Shares
 redeemed                (1,988)            (27,288)         -               -
                       --------------------------------  -----------------------

Net increase              54,234            $632,656     18,455        $184,904
                       ==============================   ========================

*Commencement of operations

See Notes to Financial Statements


RUPAY-BARRINGTON GROWTH FUND

Financial Highlights
For a Share Outstanding Throughout The Period
--------------------------------------------------------------------------------

                                        Six months ended    August 14, 1998* to
                                          June 30, 1999       December 31,
                                           (Unaudited)         1998
                                          -----------------------------------
Per Share Operating
  Performance
Net asset value,
   beginning of period                            $10.62              $10.00
                                          ---------------     ---------------

Income from investment
   operations-
   Net investment income (loss)                   (0.03)                0.03
   Net realized and unrealized
    gain on investments                             1.83                0.62
                                          ---------------     ---------------

    Total from investment
      operations                                    1.80                0.65
                                          ---------------     ---------------

Less distributions-
   Distributions from net
    investment income                                  -              (0.03)
                                          ---------------     ---------------

    Total distributions                                -              (0.03)
                                          ---------------     ---------------

Net asset value, end of period                    $12.42              $10.62
                                          ===============     ===============

Total Return                                      16.95%               6.48%
                                          ===============     ===============

Ratios/Supplemental Data
Net assets, end of period (000's)                   $903                $196
Ratio to average net assets-(A)
  Expenses before reimbursement (B)                9.88% **           25.48% **
  Expenses after reimbursment (C)                  1.83% **            1.07% **
  Net investment income (loss)                   (0.84)% **            1.37% **
Portfolio turnover rate                          111.63%               0.00%

*Commencement of operations
**Annualized

(A) Management fee waivers and reimbursements reduced the expense ratios and increased net investment income ratios by 8.05% and 24.41%** for the periods ended June 30, 1999 and December 31, 1998, respectively.
(B) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(C) Expense ratio after reimbursement reflects the effect of the custodian fee credits the Fund received.

See Notes to Financial Statements

Notes to the Financial Statements
June 30, 1999
(Unaudited)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--The Rupay-Barrington Growth Fund is a series of Rupay-Barrington Funds, Inc. (formerly Rupay-Barrington Total Return Fund, Inc.) (the "Fund") is registered under The Investment Company Act of 1940, as a diversified open-end management company. The fund commenced operations on August 14, 1998.

The investment objective of the fund is to seek capital appreciation, current income and preservation of capital by investing in a diversified portfolio of equity securities and fixed income securities.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Investments in securities listed or traded on a nationally recognized securities exchange are valued at the last quoted sales price on the date the valuations are made. Securities regularly traded in the over-the-counter market are valued at the last quoted sales price on the NASDAQ System. If no sales price is available for a listed or NASDAQ security, or if the security is not listed on NASDAQ, such security is valued at a price equal to the mean of the latest bid and ask prices.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis.

D. Distribution to Shareholders. Distributions from investment income and realized gains, if any, are recorded on the ex-dividend date.

E. Other. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

F. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS--The Fund has engaged Rupay-Barrington Advisors, Inc. a wholly-owned subsidiary of Rupay-Barrington Financial Group Inc., to manage its investments. The Fund pays its Advisors an investment management fee for investment management and advisory services which is computed at an annual rate of 0.80 of 1% of the Fund's daily net assets.

Rupay-Barrington Financial Group Inc. has agreed to reimburse the Fund for any expenses, during the Fund's first five years of operations, which would cause the Fund's ratio of operating expenses to exceed 1.95% of average net assets. For the six months ended June 30, 1999, a reimbursement of $23,623 was made.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its Administrative Agent, $7,438 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky filings and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives .20% of average daily net assets.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $4,191 for its services for the six months ended June 30, 1999.

Certain officers and directors of the Fund are also officers and directors of the investment advisor.

NOTE 3-INVESTMENTS\CUSTODY--For the six months ended June 30, 1999, the Fund made purchases and sales of securities other than short-term notes aggregated $980,166 and $508,398 respectively. The custodian has provided credits in the amount of $274 against custodian and accounting charges based on credits on cash balances.

NOTE 4-DISTRIBUTION PLAN--The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan , Rupay-Barrington Securities Corp., a wholly-owned subsidiary of Rupay-Barrington Financial Group Inc., was entitled to a fee at an annual rate of 0.35 of 1% of the Fund's daily net assets. Rupay-Barrington Securities Corp. uses these fees to pay its dealers whose clients hold portfolio shares and for other distribution-related activities. No amounts were paid for the six months ended June 30, 1999.